Exhibit 10.11
CONSENT AGREEMENT

This Consent Agreement (this “Consent”) is entered into as of August 4, 2020, by and among Silicon Valley Bank (“Bank”), TrueCar, Inc., a Delaware corporation (“TrueCar”), and TrueCar Dealer Solutions, Inc., a Delaware corporation (fka TrueCar.com, Inc.)(“TCDS” and together with TrueCar, individually and collectively, jointly and severally, “Borrower”), whose address is 120 Broadway, Suite 200, Santa Monica, CA 90401.
RECITALS

A.    Bank, Borrower and ALG, Inc., a Delaware corporation (“ALG”), have entered into that certain Third Amended and Restated Loan and Security Agreement dated as of February 18, 2015 (as the same has been and may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”). Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

B.    Borrower has indicated that it intends to divest ALG by selling all of the equity interests of ALG substantially on the terms set forth in that certain Membership Interest Purchase Agreement (the “Purchase Agreement”) attached hereto as Schedule 1 (the “ALG Divestiture”), and in connection with the ALG Divestiture and pursuant to the terms of the Purchase Agreement, TrueCar is required to convert ALG from a Delaware corporation into a Delaware limited liability company before the consummation of the ALG Divestiture (the “LLC Conversion”).

C.    Borrower has requested that Bank consent to the LLC Conversion and the ALG Divestiture and amend the Loan Agreement to remove ALG as a co-borrower under the Loan Agreement.

D.    Bank has agreed to consent to the LLC Conversion and the ALG Divestiture and to amend the Loan Agreement remove ALG as a co-borrower under the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.    Definitions. Capitalized terms used but not defined in this Consent shall have the meanings given to them in the Loan Agreement.

2.    Consent. Subject to the terms of Section 10, below, Bank hereby consents to the LLC Conversion and the ALG Divestiture and agrees that the LLC Conversion and the ALG Divestiture shall not, in and of themselves, constitute an “Event of Default” under the Loan Agreement.

3.    Amendment to Loan Agreement. Prior the date of this Consent, the term “Borrower” in the Loan Agreement included ALG. As a result of the ALG Divestiture, as permitted hereunder, ALG shall, as of consummation of such divestiture, no longer be included as a “Borrower” under the Loan Agreement and each reference to “ALG, Inc., a Delaware corporation”, “ALG, Inc.” or “ALG” in the Loan Agreement shall be deleted therein.

4.    Limitation of Consent and Amendments.

4.1    The consent and amendments set forth in Sections 2 and 3, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

Exhibit 10.11

4.2    This Consent shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, as amended hereby, are hereby ratified and confirmed and shall remain in full force and effect.

5.    Representations and Warranties. To induce Bank to enter into this Consent, Borrower hereby represents and warrants to Bank as follows:

5.1    Immediately after giving effect to this Consent (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2    Borrower has the power and authority to execute and deliver this Consent and to perform its obligations under the Loan Agreement, as amended by this Consent;

5.3    The organizational documents of Borrower most recently delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4    The execution and delivery by Borrower of this Consent and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Consent, have been duly authorized by all necessary action on the part of Borrower;

5.5    The execution and delivery by Borrower of this Consent and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Consent, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6    The execution and delivery by Borrower of this Consent and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Consent, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

5.7    This Consent has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.    Integration. This Consent and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Consent and the Loan Documents merge into this Consent and the Loan Documents.

7.    Prior Agreement. Except as expressly provided for in this Consent, the Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. This Consent is not a novation and the terms and conditions of this Consent shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between this Consent and the terms of such documents, the terms of this Consent shall be controlling, but such document shall not otherwise be affected or the rights therein impaired.

Exhibit 10.11
8.    Counterparts. This Consent may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

9.    Electronic Execution of Documents. Each party hereto may execute this Consent by electronic means and recognizes and accepts the use of electronic signatures and records by any other party hereto in connection with the execution and storage hereof.

10.    Effectiveness. This Consent shall be deemed effective upon (a) the due execution and delivery to Bank of this Consent by each party hereto, and (b) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Consent. Bank shall invoice Borrower for such fees no later than three business days after the execution of this Consent, Borrower shall promptly pay such fees upon receipt of such invoice and Bank shall provide Borrower with a written (email permitted) certification of such payment no later than three business days after receipt thereof, which certification shall indicate the date that the payment was received and, therefore, that this Consent became effective pursuant to this Section 10.

11.    Governing Law. This Consent and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.

[Signature page follows.]

Exhibit 10.11
IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered as of the date first written above.

BANK                                 BORROWER

Silicon Valley Bank                        TrueCar, Inc.

By: /s/ Alex Grotevant                        By: /s/ Jeff Swart

Name: Alex Grotevant                        Name: Jeff Swart

Title: Vice President                        Title: EVP, General Counsel and Secretary

TrueCar Dealer Solutions, Inc.

By: /s/ Jeff Swart

Name: Jeff Swart

Title: Secretary

Exhibit 10.11
Schedule 1

Membership Interest Purchase Agreement